                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
     240.14a-12

                         Eagle River Interactive, Inc.
                         -----------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         EAGLE RIVER INTERACTIVE, INC.
                         1060 W. BEAVER CREEK BOULEVARD
                                 AVON, CO 81620

                           TO BE HELD ON MAY 29, 1997
                        10:00 A.M. CENTRAL DAYLIGHT TIME
                               THE STANDARD CLUB
                             320 S. PLYMOUTH COURT
                            CHICAGO, ILLINOIS 60604

Dear Stockholders:

     It is my pleasure to invite you to attend the 1997 Annual Meeting of Stockholders of Eagle River Interactive, Inc. (the "Company"). The following items will be addressed during the Annual Meeting:

          1. Election of two members to the Board of Directors of the Company to serve for a term of three years;

          2. Approval of an amendment to the Company's 1995 Executive Stock Option Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares;

          3. Approval of an amendment to the Company's 1995 Employee Stock Option Plan to increase the number of shares reserved for issuance thereunder by 900,000 shares;

          4. Ratification of the appointment of Arthur Andersen LLP to serve as the Company's independent public accountants for the year ending December 31, 1997; and

          5. Action upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record as of the close of business on April 23, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting at the Company's Chicago office, located at 400 W. Erie, Suite 504, Chicago, Illinois 60610, for the ten days immediately preceding the Annual Meeting date. The Company's 1996 Annual Report is being mailed to all stockholders of record as of the Record Date and accompanies the enclosed Proxy Statement. The Selected Financial Data from the Company's 1996 Form 10-K is also provided for your information in Appendix "A".

     Regardless of whether you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

     I look forward to seeing you at the Annual Meeting. On behalf of the management and directors of Eagle River Interactive, I want to thank you for your support.

                                            /s/ MARC PINTO
                                            Marc Pinto
                                            Executive Vice President,
Avon, Colorado                              Chief Financial Officer
April 29, 1997                              and Corporate Secretary

                         EAGLE RIVER INTERACTIVE, INC.
                         1060 W. BEAVER CREEK BOULEVARD
                                 AVON, CO 81620

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1997

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Eagle River Interactive, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at The Standard Club, 320 S. Plymouth Court, Chicago, IL 60604, on Thursday, May 29, 1997 at 10:00 a.m., CDT, and any adjournments thereof (the "Annual Meeting"). A stockholder may revoke a proxy at any time before the meeting is convened by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. A proxy also may be revoked by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of proxy. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are first being sent to stockholders on or about April 29, 1997.

     Stockholders are urged to sign the accompanying form of proxy and return it as soon as possible in the envelope provided for that purpose. Returning a proxy card will not prevent a stockholder from attending the Annual Meeting. If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, the shares represented thereby will be voted as indicated on such proxy. If no specification is made, the proxy will be voted by the person(s) named thereon for the election of the nominees named herein as directors (or substitutes therefor if the nominees are unable or refuse to serve), for proposals 2, 3 and 4 and, in the discretion of such person(s), upon such matters not presently known or determined that properly may come before the Annual Meeting. A stockholder who wishes to designate a person or persons to act as his or her proxy at the Annual Meeting, other than the proxies designated by the Board of Directors, may strike out the names appearing on the enclosed form of proxy, insert the name of any other such person or persons, sign the proxy and transmit it directly to such other designated person or persons for use at the Annual Meeting.

     Stockholders of record on April 23, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 13,487,768 shares of the Company's common stock, $.001 par value (the "Common Stock"), were outstanding and are entitled to one vote each on all matters to be considered at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. A majority of the shares entitled to vote present, in person or by proxy, at the Annual Meeting shall constitute a quorum. If a quorum is present, the affirmative vote of a plurality of the shares that are present, in person or by proxy, at the Annual Meeting and entitled to vote will be sufficient to elect the directors, and the affirmative vote of a majority of such shares will be sufficient to approve proposals 2, 3 and 4. Abstentions and broker non-votes will be treated as present at the Annual Meeting for purposes of reaching a quorum. Abstentions shall have no effect on the election of directors but shall be treated as votes against proposals 2, 3 and 4. Broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on such proposal.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies in person or by telephone. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares of Common Stock and will be reimbursed by the Company for their reasonable expenses in forwarding such materials.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors presently consists of seven directors (six of whom are non-employee directors), and is divided into three classes. One class of directors is elected annually, and each director in the class serves a three-year term. The class to be elected at the Annual Meeting consists of two directors. The Board has nominated Andrew J. Filipowski and Peter I. Mason for these positions, each of whom has indicated his willingness to serve if elected. In the event that a nominee should become unwilling or unable to serve as a director, all duly executed proxies shall be voted for the election of such other person as may be designated by the Board of Directors. Unless authority to vote for the nominees is withheld, all votes represented by a properly executed proxy will be cast in favor of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

     The table below contains a brief description of the business experience and positions held by the nominees and the other directors of the Company.

                                                       POSITIONS WITH COMPANY, BUSINESS
               NAME                 AGE                 EXPERIENCE AND OTHER POSITIONS
               ----                 ---                --------------------------------
NOMINEES FOR ELECTION:
Andrew J. Filipowski..............  46    Mr. Filipowski has been a director of the Company since
                                          December 1995. Mr. Filipowski has served as Chairman of the
                                          Board, President and Chief Executive Officer of PLATINUM
                                          technology, inc., a publicly held software developer, since
                                          1987. Mr. Filipowski was a founder of DBMS, Inc., a
                                          software products and services company, and served as its
                                          Chairman, President and Chief Executive Officer from 1979
                                          until March 1987. From 1974 to 1979, he was employed by
                                          Cullinet Software, Inc. in several capacities, including
                                          Executive Vice President. Mr. Filipowski serves as a
                                          director on the board of Systems Software Associates and
                                          Platinum Entertainment, Inc. He also serves as director of several privately held companies.
Peter I. Mason(2).................  45    Mr. Mason has been a director of the Company since
                                          September 1995. He is a founding partner of the law firm of
                                          Freeborn & Peters, which has served as outside counsel to
                                          the Company since July 1995. Mr. Mason is also a director
                                          of U.S. Robotics Corporation, May & Speh, Inc. and several privately held companies.
TERM EXPIRING IN 1998:
Paul D. Carbery(2)................  35    Mr. Carbery has been a director of the Company since
                                          December 1995. Mr. Carbery has been a General Partner of
                                          Frontenac Company, a private equity investment management
                                          partnership, since June 1993 and was an associate of that
                                          firm from September 1989 to June 1993. He serves as a
                                          director of Whitman-Hart, Inc. as well as several privately held companies.
Rodney L. Goldstein(1)(3).........  45    Mr. Goldstein has been a director of the Company since
                                          September 1995. Mr. Goldstein is the Managing Partner of
                                          Frontenac Company, where he has been a partner since 1981.
                                          He serves as a director of Platinum Entertainment, Inc.,
                                          Marks Bros. Jewelers, Inc. and several privately held
                                          companies.
Steven Ness(2)....................  49    Mr. Ness has been a director of the Company since September
                                          1995. Mr. Ness has served as Chairman of the Board,
                                          President and Chief Executive Officer of Ness Holding Co.,
                                          a manufacturer of food products and equipment, for more
                                          than five years.

                                                       POSITIONS WITH COMPANY, BUSINESS
               NAME                 AGE                 EXPERIENCE AND OTHER POSITIONS
               ----                 ---                --------------------------------
TERM EXPIRING IN 1999:
Terence M. Graunke(1).............  38    Terence M. Graunke founded Eagle River Communications,
                                          Inc., the predecessor to the Company, in May 1994 and has
                                          served as Chairman of the Board, President and Chief
                                          Executive Officer since that time. From December 1992 to
                                          May 1994, Mr. Graunke was President and Chief Executive
                                          Officer of Rapp Collins Communications, a direct response
                                          advertising agency, and of DDB Needham -- FOCUS GTE, a full service agency dedicated to GTE. From December 1990 to
                                          December 1992, Mr. Graunke served as Chairman of the Board,
                                          President and Chief Executive Officer of U.S.
                                          Communications Corporation, a marketing communications
                                          agency which was sold in 1992 to Omnicom. Throughout the
                                          1980s, Mr. Graunke managed Unispond, a direct marketing
                                          agency, where he served as Chief Executive Officer from
                                          1986 to 1989. In 1990, he acquired Unispond, which later
                                          merged operations with U.S. Communications. The combined
                                          entity was renamed U.S. Communications. Mr. Graunke is also a director of U.S. Robotics Corporation.
Casey Cowell(1)(3)................  44    Mr. Cowell has been a director of the Company since
                                          September 1995. Since 1983, Mr. Cowell has served as
                                          Chairman of the Board and Chief Executive Officer of U.S.
                                          Robotics Corporation, a publicly held manufacturer of
                                          electronic communications products, which he co-founded in
                                          1976. From 1983 to 1996 Mr. Cowell also served as President of U.S. Robotics Corporation. Mr. Cowell also serves as a
                                          director of Northwestern Memorial Corporation and Illinois
                                          Coalition.

---------------

(1)  Member of Executive Committee

(2)  Member of Audit Committee

(3)  Member of Compensation Committee

     The Board of Directors has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a nominating committee. The nominating function is performed by the Executive Committee, which has not established a formal policy or procedure for considering stockholder nominations. Stockholder nominations must comply with the notice requirements set forth in the Company's Bylaws.

     The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between the meetings of the Board, except as provided by the Bylaws or limited by the provisions of the Delaware General Corporation Law. During 1996, the Executive Committee met formally and informally on a regular basis.

     The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants for the following year and reviews the scope of the audit, the independent certified public accountants' report and the accountants' comments relative to the adequacy of the Company's system of internal controls and accounting policies. The Audit Committee held one meeting in 1996.

     The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's executive officers, including decisions with respect to stock option grants. During 1996, the Compensation Committee met informally and acted by written consent on numerous occasions.

     During 1996, the Board of Directors held six meetings. All members of the Board attended at least 75% of the aggregate of the number of Board meetings and the number of the meetings of their respective committees during that period except for Andrew J. Filipowski and Steven Ness who attended 67% and 71% of such meetings, respectively. The Board of Directors also took action five times by unanimous written consent during 1996 with all directors participating.

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company are not separately compensated for serving on the Board of Directors. Non-employee directors are compensated through participation in the Company's 1995 Executive Stock Option Plan and through cash payments for attendance at board and committee meetings. Non-employee directors receive $2,500 for each board meeting attended and $1,000 for each standing committee meeting attended. In addition, non-employee directors receive an annual retainer fee of $2,000. Peter I. Mason, a non-employee director, is a partner with the law firm of Freeborn & Peters, outside counsel to the Company during 1996.

     In addition, non-employee directors receive an option to purchase 15,000 shares of Common Stock under the Company's 1995 Executive Stock Option Plan on the date they become directors, and an additional option to purchase 15,000 shares every three years on the anniversary of the initial grant if they continue to serve as directors on such date. Options granted to non-employee directors have an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable in three equal annual installments beginning on the first anniversary of the date of grant (other than options granted to non-employee directors prior to the Company's initial public offering). Options granted to non-employee directors terminate on the earlier of the tenth anniversary of the date of grant or three months after the individual ceases to be director (which may be extended in the discretion of the Compensation Committee to six months, and which is automatically extended to one year in the event of disability or death).

                            OWNERSHIP OF SECURITIES

     The following table sets forth, as of April 23, 1997, unless otherwise indicated, the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock, (ii) each director and nominee, (iii) the persons named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares shown as beneficially owned by them:

                                                            AMOUNT AND NATURE
                                                              OF BENEFICIAL      PERCENT
                 NAME OF BENEFICIAL OWNER                       OWNERSHIP        OF CLASS
                 ------------------------                   -----------------    --------
Terence M. Graunke........................................      3,465,798(1)       24.9
Paul D. Carbery...........................................      3,023,550(2)       22.4
Rodney L. Goldstein.......................................      3,023,550(2)       22.4
Frontenac VI Limited Partnership..........................      3,000,000(3)       22.2
Thomas R. Graunke.........................................      1,185,000(4)        8.8
Montgomery Asset Management, L.P..........................        967,000(5)        7.2
Jennison Associates Capital Corp..........................        765,500(6)        5.7
Casey Cowell..............................................        338,550(7)        2.5
Andrew J. Filipowski......................................        333,550(8)        2.5
Melinda S. Gladitsch......................................        234,900(9)        1.7
Steven Ness...............................................        161,500(7)        1.2
Peter I. Mason............................................         79,800(10)      *
Marc Pinto................................................         74,035(11)      *
Kevin Rowe................................................             --            --
All directors and executive officers as a group (10
  persons)................................................      8,685,333(12)      61.5

---------------

  *  Less than 1%.

 (1) Includes 418,350 shares issuable pursuant to options that are currently exercisable. Mr. Graunke's address is c/o Eagle River Interactive, Inc., 1060 West Beaver Creek Blvd., Avon, Colorado 81620.

 (2) Includes 23,550 shares issuable pursuant to options that are currently exercisable, and 3,000,000 shares held by Frontenac VI Limited Partnership. Messrs. Carbery and Goldstein are General Partners of Frontenac Company, the general partner of Frontenac VI Limited Partnership, and may be deemed to have shared voting and investment power over the shares held by Frontenac VI Limited Partnership. Messrs. Carbery and Goldstein disclaim beneficial ownership of the shares held by Frontenac VI Limited Partnership. The address of Messrs. Carbery and Goldstein is c/o Frontenac Company, 135 South LaSalle Street, Chicago, Illinois 60603.

 (3) Excludes options to purchase shares of Common Stock held by Messrs. Carbery and Goldstein, who are directors of the Company and general partners of Frontenac Company, the general partner of Frontenac VI Limited Partnership. The address of Frontenac VI Limited Partnership is c/o Frontenac Company, 135 South LaSalle Street, Chicago, Illinois 60603.

 (4) Includes 117,500 shares that have been pledged to the Company, pursuant to a Stock Pledge Agreement, to secure certain potential indemnification obligations of Mr. Graunke to the Company and Mastering Computers, Inc., a wholly-owned subsidiary of the Company. In connection with the pledge of stock, Mr. Graunke has agreed not to sell, transfer, exchange or otherwise dispose or agree to dispose of all or any portion of such shares without the Company's consent until such shares are released pursuant to the terms of the Stock Pledge Agreement.

 (5) Includes 619,600 shares with respect to which Montgomery Asset Management, L.P. ("Montgomery") has sole voting power. Montgomery's address is 101 California Street, San Francisco, California 94111. The number of shares reflected in the table is based on information contained in a Schedule 13G, dated February 11, 1997, filed by Montgomery with the Securities and Exchange Commission.

 (6) Includes 462,200 shares with respect to which Jennison Associates Capital Corp. ("Jennison") has sole voting power, and 303,300 shares with respect to which it has shared voting power. Jennison shares dispositive power with respect to all of the 765,500 shares. The Prudential Insurance Company of America owns all of the stock of Jennison and may be deemed to have the power to exercise or direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the shares of the Company's Common Stock reported above. Jennison's address is 466 Lexington Avenue, New York, New York 10017. The number of shares reflected in the table is based on information contained in a Schedule 13G, dated February 3, 1997, filed by Jennison with the Securities and Exchange Commission.

 (7) Includes 23,550 shares issuable pursuant to options that are currently exercisable.

 (8) Includes 23,550 shares issuable pursuant to options that are currently exercisable and 300,000 shares held by Platinum Ventures Partners I L.P. and Platinum Ventures Partners II L.P. (collectively "Platinum Ventures"). Mr. Filipowski is the President, Chief Executive Officer and a stockholder of Platinum Ventures Partners, Inc., the general partner of the Platinum Ventures and a limited partner of each of the Platinum Ventures, and may be deemed to have shared voting and investment power over the shares held by the Platinum Ventures. Mr. Filipowski disclaims beneficial ownership of the shares held by the Platinum Ventures.

 (9) Represents shares issuable pursuant to options that are currently exercisable.

(10) Includes 19,800 shares issuable pursuant to options that are currently exercisable.

(11) Includes 74,025 shares issuable pursuant to options that are currently exercisable.

(12) Includes 629,925 shares issuable pursuant to options that are currently exercisable, 3,000,000 shares held by Frontenac VI Limited Partnership and 300,000 shares held by the Platinum Ventures. See footnotes 1, 2, 4, 7, 8, 10 and 11 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than ten percent of the Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to provide the Company with copies of such reports. Based solely on a review of the copies provided to the Company and written representations from the directors and executive officers, the Company believes that, for 1996, all applicable Section 16(a) filing requirements have been met, except for one report on Form 3 inadvertently filed late by Andrew J. Filipowski on March 29, 1996, one report on Form 4 inadvertently filed late by Mr. Filipowski on April 11, 1996 reporting one transaction and the inadvertent omission of one report on Form 4 by Steven Ness with respect to one transaction.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid for services rendered during 1995 and 1996 to the Company in all capacities by (i) the Company's Chief Executive Officer and (ii) the Company's four highest paid executive officers during 1996, other than the Chief Executive Officer (collectively, the "Named Executive Officers").

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                          ANNUAL COMPENSATION           ------------
                                     ------------------------------      SECURITIES
                                     FISCAL                              UNDERLYING     ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR       SALARY     BONUS         OPTIONS      COMPENSATION
    ---------------------------      ------     --------   --------     ------------   ------------
Terence M. Graunke, Chairman of the   1996      $275,000   $150,000       200,000(4)     $14,490(1)
  Board, President and Chief          1995       288,815        -0-       429,600          9,750(1)
  Executive Officer
Kevin Rowe, Executive Vice President  1996(3)     12,180        -0-       300,000(4)         305(2)
  and General Manager, Interactive    1995           N/A        N/A           N/A            N/A
  Development Group
Thomas R. Graunke, Executive Vice     1996(3)     83,333     75,000       405,000(4)      10,591(1)
  President and General Manager,      1995           N/A        N/A           N/A            N/A
  Corporate Training Group
Marc Pinto, Executive Vice President  1996       175,000     60,000        75,000(4)      12,550(1)
  and Chief Financial Officer         1995(3)      3,365        -0-       296,100            -0-
Melinda S. Gladitsch, Executive       1996       183,333     30,000           -0-         16,750(1)
  Vice President                      1995(3)     85,334        -0-       347,400          6,000(1)

---------------

(1) Represents 401(k) matching contributions plus an automobile allowance or value of company provided automobile in the amounts of $9,750, $9,750, $8,750, $7,800, $12,000 and $6,000, respectively.

(2) Represents 401(k) matching contributions.

(3) Represents partial year compensation.

(4) Includes 200,000, 300,000, 150,000 and 75,000 shares underlying options granted under the 1995 Executive Stock Option Plan to Terence M. Graunke, Kevin Rowe, Thomas R. Graunke and Marc Pinto, respectively, all of which are subject to approval by the Company's stockholders of an amendment to increase the number of shares available for issuance thereunder by 1,500,000 shares. See "PROPOSAL 2. AMENDMENT TO THE 1995 EXECUTIVE STOCK OPTION PLAN." In the event the amendment is not approved by the stockholders, Kevin Rowe is entitled to stock appreciation rights, a bonus or other form of compensation in lieu of the options.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during 1996.

                                                                                                           POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTS(1)                                            VALUE AT ASSUMED
                                   -----------------------------------------                               ANNUAL RATES OF STOCK
                                                           PERCENT OF TOTAL                                 PRICE APPRECIATION
                                   NUMBER OF SECURITIES   OPTIONS GRANTED TO   EXERCISE OR                  FOR OPTION TERM(2)
                                        UNDERLYING            EMPLOYEES        BASE PRICE    EXPIRATION   -----------------------
              NAME                   OPTIONS GRANTED      IN FISCAL YEAR(3)     PER SHARE       DATE          5%          10%
              ----                 --------------------   ------------------   -----------   ----------   ----------   ----------
Terence M. Graunke...............        200,000(4)               7.9%           $ 6.50       12/09/06    $  817,563   $2,071,865
Kevin Rowe.......................        300,000(4)              11.8              5.75       12/08/06     1,084,843    2,749,206
Thomas R. Graunke................        255,000                 10.1             17.00        7/31/06     2,726,258    6,908,874
                                         150,000(4)               5.9              6.50       12/09/06       613,172    1,553,899
Marc Pinto.......................         75,000(4)               3.0              6.50       12/09/06       306,586      776,949

---------------

(1) Options granted pursuant to the Company's 1995 Executive Stock Option Plan and subject to the terms of such plan. All options were granted at an exercise price equal to the fair market value of the Common Stock on the grant date and vest in equal annual installments over a four-year period.

(2) Hypothetical gains based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date of grant over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

(3) Based on an aggregate of 2,536,925 options granted to employees of the Company in 1996.

(4) Represents shares underlying options granted under the 1995 Executive Stock Option Plan which are subject to approval by the Company's stockholders of an amendment to increase the number of shares available for issuance thereunder by 1,500,000 shares. See "PROPOSAL 2. AMENDMENT TO THE 1995 EXECUTIVE STOCK OPTION PLAN." In the event the amendment is not approved by the stockholders, Kevin Rowe is entitled to stock appreciation rights, a bonus or other form of compensation in lieu of the options.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information regarding the number and value of unexercised options held by the Named Executive Officers as of December 31, 1996. No options were exercised by Named Executive Officers during 1996.

                                                   NUMBER OF
                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                              AT FISCAL YEAR END          AT FISCAL YEAR END (1)
                                          ---------------------------   ---------------------------
                  NAME                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                  ----                    -----------   -------------   -----------   -------------
Terence M. Graunke......................    418,350        211,250      $1,735,069     $  349,531
Kevin Rowe..............................        -0-        300,000             -0-        637,500
Thomas R. Graunke.......................        -0-        405,000             -0-        206,250
Marc Pinto..............................     74,025        297,075         305,353      1,019,184
Melinda Gladitsch.......................    234,900        112,500       1,062,713        745,313

---------------

(1) The value of "in-the-money" options represents the difference between the exercise price of such options and $7 7/8, the last sale price of a share of Common Stock on December 31, 1996 as reported by The Nasdaq Stock Market.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with each of the Named Executive Officers.

     The employment agreement with Terence M. Graunke provides for an annual base salary of $275,000 plus a bonus of up to $275,000 to be awarded annually at the discretion of the Compensation Committee. For 1996 the Company paid Mr. Graunke a bonus of $150,000. Mr. Graunke's employment agreement, which expires September 30, 2001, may be terminated by either party upon 90 days' notice. In the event Mr. Graunke is terminated without "cause" or if he resigns for "good reason" (as defined in the agreement), he is entitled to receive a severance payment in the amount of three times his base salary.

     The employment agreement with Marc Pinto provides for an annual base salary of $175,000. Mr. Pinto is entitled to participate in the Company's bonus plan for senior executives, and for 1996 he received a bonus of $60,000 under the plan. Mr. Pinto's agreement, which expires December 25, 1999, may be terminated by either party upon 60 days' notice. In the event Mr. Pinto is terminated without "cause" (as defined in the agreement), he is entitled to receive his base salary for a period of six months.

     The employment agreement with Thomas R. Graunke provides for an annual base salary of $200,000 which is to be reviewed on the first anniversary of the agreement (July 31, 1997) on a merit basis. Mr. Graunke is entitled to participate in the Company's bonus plan for senior executives, and for August 1 through December 31, 1996 he received a bonus of $75,000 under the plan. Pursuant to the agreement, Mr. Graunke was granted an option to purchase 255,000 shares of the Company's Common Stock. Mr. Graunke's employment agreement, which expires in July 2000, may be terminated by either party upon 30 days' notice. In the event Mr. Graunke is terminated without "cause" (as defined in the agreement) before July 31, 1997, he is entitled to a severance payment equal to two times his base salary. If he is terminated without cause on or after July 31, 1997, but before July 31, 1999, he is entitled to receive his base salary for a period of twelve months, and if he is terminated without cause after July 31, 1999, he is entitled to receive his base salary for the remaining term of the agreement. If Mr. Graunke terminates his employment for "good reason" (as defined in the agreement) prior to July 31, 1999, he is entitled to severance equal to his base salary for a period of twelve months, and, if he terminates his employment for good reason on or after July 31, 1999, he is entitled to receive his base salary for the remaining term of the agreement.

     The employment agreement with Kevin Rowe provides for an annual base salary of $200,000 which is to be reviewed on the first anniversary of the agreement (December 9, 1997) on a merit basis. Mr. Rowe is entitled to participate in the Company's bonus plan for senior executives, and the agreement sets a target bonus of $200,000 for each fiscal year during the term of the agreement. Pursuant to the agreement, Mr. Rowe was granted an option to purchase 300,000 shares of the Company's Common Stock, which grant is subject to stockholder approval of an increase in the number of shares available for issuance under the Company's 1995 Executive Stock Option Plan. In the event such an increase is not approved, Mr. Rowe is entitled to stock appreciation rights, a bonus or other form of compensation to compensate him for the loss of the economic benefit of such options. Mr. Rowe's employment agreement, which expires in December 2000, may be terminated by either party upon two weeks' notice. In the event the Company terminates Mr. Rowe without "cause" (as defined in the agreement), or he terminates his employment for "good reason" (as defined in the agreement), Mr. Rowe is entitled to severance equal to 75% of his base salary, if such termination occurs prior to the third anniversary of the agreement, or 50% of his base salary, if such termination occurs on or after the third anniversary.

     Each of the employment agreements with the Named Executive Officers contains certain non-competition and confidentiality provisions.

     The 1995 Executive Stock Option Plan and the 1995 Employee Stock Option Plan each contain a provision which provides that options granted under the respective plans become exercisable upon a "change in control" (as such term is defined in the plans).

STOCK PERFORMANCE GRAPH

     The graph below compares the monthly percentage changes in the Company's cumulative total stockholder return from March 21, 1996 (the date of the Company's initial public offering) through March 31, 1997, with the cumulative total return of the Nasdaq Composite Index for the Nasdaq Stock Market (U.S. Companies) and a peer group of other publicly traded companies providing either interactive development services or leader-led trading in the information technology area (comprised of CKS Group, Inc., The Leap Partnership, Wave Technologies, Inc and Learning Tree International). The graph assumes the investment of $100 and the reinvestment of all dividends. The return of the peer group is weighted by market capitalization. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

                 COMPARISON OF 375 DAY CUMULATIVE TOTAL RETURN


                                     [GRAPH]

         MEASUREMENT PERIOD              EAGLE RIVER          NASDAQ          COMPARABLE
        (FISCAL YEAR COVERED)            INTERACTIVE           COM              INDEX
03/22/96                                        100.000           100.000           100.000
03/29/96                                         88.136            99.926            94.710
04/26/96                                        150.000           107.682           119.846
05/31/96                                        145.763           112.811           143.716
06/28/96                                        133.898           107.512           125.667
07/26/96                                        116.949            97.933           103.628
08/30/96                                         67.797           103.564           106.678
09/27/96                                         67.797           111.598           112.867
10/25/96                                         67.797           110.922           110.481
11/29/96                                         41.525           117.273           123.227
12/27/96                                         52.542           117.162           125.849
01/31/97                                         53.390           125.188           165.123
02/28/97                                         89.831           118.760           143.466
03/27/97                                         65.254           113.363           118.402

---------------

*Total return assumes reinvestment of dividends, if any.

BOARD COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed entirely of directors who are neither executive officers nor employees of the Company to ensure that the Company's executive compensation program is administered in an objective manner. In addition to determining the salary and bonus compensation for all of the Company's most highly compensated executive officers, the Compensation Committee determines the nature, timing and amount of awards and grants under the Company's stock option plans and makes recommendations as to the administration of other compensation plans and programs of the Company as they relate to executive officers.

  Compensation of Executive Officers Generally

     The Company's executive compensation program is designed to align the financial interests of the Company's management with the financial interests of its stockholders and to attract, retain, motivate and reward talented executives who are essential to the Company's long-term success within a highly competitive industry that demands unique talents, skills and capabilities. Generally, the Company's executive compensation program makes a significant portion of each executive's pay contingent upon growth and improvement in the Company's results of operations, with the potential for exceptional reward for truly exceptional performance. In 1996 the program was designed to provide compensation for meeting and exceeding the internal goals for earnings per share and revenue growth. The 1997 program is designed to provide compensation for meeting and exceeding the internal goals for earnings per share.

     The Compensation Committee reviews compensation criteria annually to ensure they are consistent with the Company's overall objective of enhancing stockholder value. The executive compensation program is designed to reward executives for the overall level of the Company's financial performance and achievement of strategic goals. In particular, the Company's executive compensation program is intended to provide rewards contingent upon Company and individual performance, link executive compensation to factors which should result in increases in the value of the Common Stock, promote teamwork among executives and other Company employees, encourage the retention of an effective management team, and encourage personal and professional development and growth.

  Components of Compensation

     The principal elements of the Company's executive compensation program are base salary, annual bonuses and stock options.

     Base Salary. An executive's initial base salary typically is established by negotiation between the executive and the Company and is set forth in an employment agreement with the executive. In determining appropriate base salary levels, the Compensation Committee reviews salaries paid to executives with similar responsibilities at the Company and at comparable companies. Base salaries for the Company's executive officers in 1996 were set forth in each executive's employment agreement. Subject to the terms of the executive's employment agreement, the Compensation Committee will review base salary on an annual basis and will adjust base salaries upon achievement of objective and subjective performance goals.

     Annual Bonus. Under the Company's Performance Bonus Plan for executive officers (the "Bonus Plan") as implemented for 1996, certain employees of the Company who perform significant management and decision-making functions were eligible to receive a performance bonus. Under the Bonus Plan, the Compensation Committee selects executives to participate in the Bonus Plan (subject to the terms of employment agreements) and establishes objective performance criteria which, in 1996, were based on earnings per share and revenue growth. The Bonus Plan for 1996 provided incentive to attain both revenue targets and earnings per share goals. Although the Company achieved its revenue targets for 1996, the Compensation Committee reduced the amount of bonuses payable under the Bonus Plan in light of the Company's overall financial performance.

     Stock Options. The Company believes that stock options play an important role in attracting and retaining talented executives and managers who possess demonstrated skills and experience and in aligning management's interests with those of the Company's stockholders on a long-term basis. For these reasons, the Company adopted the 1995 Executive Stock Option Plan as a stock-based incentive program primarily for its executive officers and directors. The Committee believes the Executive Stock Option Plan is an important feature of the Company's executive compensation package. Under the Executive Stock Option Plan, the Compensation Committee or the Board of Directors (the "Administrator") may grant options to executive officers who are expected to contribute materially to the Company's future success. In determining the size of stock option grants, the Compensation Committee focused primarily on the Company's performance goals and the perceived role of each executive in accomplishing such goals, as well as the satisfaction of individual performance objectives. In addition, option grants may be negotiated between the Company and an executive as part of an executive's employment agreement. Stock options granted to executive officers generally become exercisable over a four-year period and typically are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant. The value of the stock options is directly tied to the value of a share of the Common Stock.

  Compensation of the Chief Executive Officer

     Terence M. Graunke currently serves as the Chairman, President and Chief Executive Officer of the Company. Mr. Graunke's salary for 1996 was established based on the terms of his employment agreement. Mr. Graunke's other compensation for 1996 was determined utilizing the same general philosophy and criteria used for other executive officers as described above, including the Company's achievement of revenue goals, the growth and expansion of the Company, and the setting of strategic direction and vision for the Company. For the 1996 fiscal year, Mr. Graunke received a salary of $275,000 pursuant to his employment agreement with the Company, a bonus of $150,000, and an option to purchase 200,000 shares of Common Stock exercisable at $6.50 per share.

     The Compensation Committee believes that Mr. Graunke met his individual performance objectives for 1996. During 1996, Mr. Graunke set the strategic direction for the Company which resulted in part in the successful business combinations with Mastering Computers, Inc. and Graphic Media, Inc. In addition, the Company's revenues increased 89% from $20.8 million in 1995 to $39.3 million in 1996, which results include the revenues of Mastering Computers, Inc. and Graphic Media, Inc. for each year indicated. The Compensation Committee believes that Mr. Graunke's total compensation for 1996 fairly and sufficiently rewarded him for such performance and will provide sufficient incentive to retain Mr. Graunke as a key employee on whom the Company is dependent for its continued success.

  Tax Considerations

     The Compensation Committee has determined that it is unlikely that the Company would pay any amounts for 1996 that would result in a loss of the federal income tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and, accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time.

     The foregoing report has been approved by each member of the Compensation Committee and Peter I. Mason, who resigned from the Compensation Committee during 1996 as a result of amendments to the rules under Section 16 of the Securities Exchange Act of 1934.

                                            The Compensation Committee

                                            Casey Cowell
                                            Rodney L. Goldstein
                                            Peter I. Mason

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, Casey Cowell, Rodney L. Goldstein and Peter I. Mason, none of whom has at any time been an employee of the Company, served on the Compensation Committee of the Board of Directors. Mr. Mason is a partner in the law firm of Freeborn & Peters, which provided legal services to the Company in 1996. See "Certain Relationships and Related Transactions." Mr. Mason resigned from the Compensation Committee during 1996. Terence M. Graunke serves as a member of the Board of Directors of U.S. Robotics Corporation, a company for which Casey Cowell serves as Chairman of the Board and Chief Executive Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases 1,986 square feet of office space for the Company's executive offices located in Avon, Colorado from BCL Investors, LLC ("BCL"), a limited liability company of which Terence M. Graunke, Andrew J. Filipowski, Peter I. Mason and Steven Ness are 40%, 20%, 20% and 20% owners, respectively. The Company is required to make monthly payments of $5,734 in base rent and approximately $1,000 in fees (which are passed through BCL to unaffiliated entities) under the terms of the lease, which was entered into prior to the Company's initial public offering in March 1996. During 1996, the Company paid an aggregate of $68,808 to BCL in lease payments. The lease expires on January 1, 2001, but is extendible for a ten-year period at the option of Company. The Company believes that the rate (per square foot) that is charged for this facility is similar to rates charged by third parties for comparable properties in the Avon area.

     During 1996, the Company used an airplane owned by Lake Creek Research LLC ("Lake Creek"), a limited liability company of which Terence M. Graunke is the 99% owner. The Company paid $405,000 to Lake Creek during 1996 for travel expenses related to the Company's use of the airplane. The amounts paid by the Company to Lake Creek for use of the airplane approximated first-class commercial flight rates. As of December 31, 1996, the Company had prepaid $186,000 to this entity which is recorded as a prepaid asset on the Company's balance sheet. For 1997, the Company will pay Lake Creek a rate not to exceed $750.00 per flight hour.

     Mastering Computers, a wholly-owned subsidiary of the Company, paid expenses of approximately $1,327,000 in 1996 for printing, film work, data processing, marketing and mailing related to Mastering Computers' ongoing direct-mail campaigns and newsletter printing and mailing, which involved approximately 4,345,000 direct-mail pieces. These amounts were paid to Strategic Direct Services, Inc. ("SDS"), a company wholly owned by David Graunke, who is the brother of Terence M. Graunke and Thomas R. Graunke, and to G&A Associates ("G&A"), a company wholly owned by Gerald Graunke, the father of Terence M. Graunke and Thomas R. Graunke, both under agreements entered into prior to the Company's merger with Mastering Computers in August 1996. Amounts paid to SDS and G&A include a fee to manage all aspects of the direct mail campaign and newsletter printing and mailing, and an amount to pay third-party vendors contracted with to provide the services. During 1996, Mastering Computers arranged with G&A to have the fee be 15% of all submitted third party vendor invoices. Management believes that the amounts paid for those services are comparable to those that would be paid to unaffiliated companies for similar services

     During 1996, the Company paid approximately $185,000 for consulting services to Gerald Graunke, the father of Terence M. Graunke and Thomas R. Graunke, primarily under an agreement entered into by Mastering Computers prior to its merger with the Company. This agreement was terminated in 1996.

     Pursuant to a Contingent Promissory Note, dated September 29, 1995 (the "Contingent Note"), issued by Terence M. Graunke in favor of the Company, Mr. Graunke committed to pay the Company the amount of proceeds in excess of $500,000, if any, received by Mr. Graunke from the sale of shares of Allin Communications Corporation (as successor in interest to Sea Vision, Inc.) held by Mr. Graunke as of such date (the "Allin Shares"). Pursuant to a letter agreement, dated March 31, 1997 (the "Letter Agreement"), Mr. Graunke and the Company evidenced their respective interpretations of certain terms of the Contingent Note and agreed to certain procedures with respect to the sale of the Allin Shares. The Letter Agreement (i) provides that the term "proceeds" does not include payments received by Mr. Graunke with respect to loans and other advances made by Mr. Graunke to Sea Vision, Inc., (ii) sets forth procedures by which the Company may cause the sale of the Allin Shares, and by which Mr. Graunke may segregate and retain a portion of the Allin Shares having a market value of approximately $500,000 (the "Segregated Shares"), and (iii) provides that at such time as the value of the Segregated Shares is equal to $500,000, the Company may request that all of the Allin Shares (other than the Segregated Shares) be transferred to the Company. After completion of such transfer, the Letter Agreement provides that the Letter Agreement and the Contingent Note shall terminate. The Letter Agreement was subject to the approval of all non-interested members of the Board of Directors, which approval was obtained by written consent on April 28, 1997.

     Peter I. Mason, a director of the Company, is a partner in the law firm of Freeborn & Peters, which has served as outside counsel to the Company since 1995.

         PROPOSAL 2. AMENDMENT TO THE 1995 EXECUTIVE STOCK OPTION PLAN

     Stockholders are being asked to vote upon a proposal to approve an amendment to the Company's 1995 Executive Stock Option Plan (the "Executive Plan") that will increase the number of shares available for issuance thereunder by 1,500,000 shares. The proposed amendment has been adopted by the Board of Directors, subject to stockholder approval at the Annual Meeting. Since the inception of the Executive Plan, the Company has utilized option grants to facilitate growth through new hires and acquisitions. The Board believes the amendment is necessary to provide the Company with a sufficient reserve of Common Stock for future option grants to attract and retain the services of executives, directors and key employees who are essential to the Company's long-term success.

     The following description of the general features of the Executive Plan is qualified in its entirety by reference to the full text of the plan, a copy of which may be obtained without charge upon written request to the Company's Secretary.

     Under the Executive Plan, incentive stock options ("ISOs"), as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified options may be granted to employees, independent contractors, officers and directors of the Company or any subsidiary. See "PROPOSAL 1. ELECTION OF DIRECTORS -- Compensation of Directors." A total of 3,000,000 shares of Common Stock were reserved for issuance under the Executive Plan. Approximately 14 individuals currently are eligible to receive options under the Executive Plan. As of March 31, 1997 approximately 104,000 shares were available for new grants under the Executive Plan, exclusive of options to purchase 200,000, 300,000, 150,000 and 75,000 shares which were granted to Terence M. Graunke, Kevin Rowe, Thomas R. Graunke, and Marc Pinto, respectively, subject to stockholder approval of this amendment to the Executive Plan. See "Executive Compensation." Shares that are subject to options granted under the Executive Plan but which are not issued because such options expire or are otherwise terminated or canceled will again become available for issuance upon such expiration or cancellation. The Executive Plan may be administered by the Compensation Committee or the Board (the "Administrator") which, subject to the terms of the Executive Plan, has the authority to determine the material terms and provisions under which options are granted, including the individuals to whom such options may be granted, exercise prices and numbers of shares subject to options, the time or times during which options may be exercised and certain other terms and conditions of the options granted. The Board and the Compensation Committee may from time to time withdraw or amend the Executive Plan provided the Board and the Compensation Committee may not (i) withdraw or cancel any outstanding option without the consent of the option holder, or (ii) increase the number of shares reserved for issuance thereunder without stockholder approval within one year of such amendment. Options granted under the Executive Plan generally have a term of ten years.

     The exercise price of ISOs granted under the Executive Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant and, in the case of ISOs granted to holders of more than 10% of the voting stock of the Company or any subsidiary, not less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified options is determined by the Administrator and may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. ISOs granted to holders of more than 10% of the voting stock of the Company or any subsidiary may not be exercised later than five years from the date of grant, and other options granted under the Executive Plan may not be exercised later than ten years from the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable upon the exercise of ISOs granted to an optionee under all plans of the Company or any subsidiary that become exercisable for the first time during any one calendar year may not exceed $100,000. In no case may options representing in excess of 1,500,000 shares of Common Stock be granted to any participant in the Executive Plan in any five-year period.

     Options granted under the Executive Plan become exercisable in four equal annual installments beginning on the first anniversary of the date of grant, unless, on the date of grant, the Administrator specifies a shorter or longer period in any particular case. Options granted to non-employee directors generally become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. Prior to the Company's initial public offering on March 21, 1996, the Company issued certain options which became exercisable shortly following the offering (the "Special Options"). The Company does not intend to grant any additional Special Options.

     All or any part of any unexercised option may be exercised, whether or not then vested, by an optionee upon a "change of control" of the Company or upon the occurrence of any other event which, in the sole discretion of the Administrator, deserves special consideration. A "change of control" is defined in the

Executive Plan as the earlier of the acquisition by any person, or persons acting in concert, of securities having more than 50% of the voting power of the Company or the date on which a person first discloses an intent to commence a tender offer for securities having more than 50% of the voting power of the Company.

     Except as otherwise provided by the Administrator, options granted under the Executive Plan are not transferable, except to certain family members (or entities comprised of, or established for the benefit of, certain family members) and except to the extent that the representative of the estate or the heirs of a deceased option holder are permitted to exercise such options, and, during such holder's lifetime, are exercisable only by the holder or by his or her legal representative. Options granted under the Executive Plan generally terminate three months after the holder ceases to be an employee, director or independent contractor of the Company or any subsidiary which may be extended in the discretion of the Administrator up to six months for non-qualified options, except in the case of death or disability, in which event vested options may be exercised at any time within one year following the date of death or disability. In no event may an option be exercised later than the originally prescribed term of the option. The Executive Plan will terminate in September 2005 unless previously terminated by the Board of Directors. The last sale price of the Common Stock on April 23, 1997 was 11 3/8 per share, as reported by the Nasdaq Stock Market.

     A person who is granted a stock option under the Executive Plan will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of a non-qualified option, the difference between the exercise price and the fair market value of the stock on the date of exercise will be taxable as ordinary income in the taxable period in which the exercise occurs, and the Company will be entitled to a corresponding deduction, to the extent permitted under Section 162(m) of the Code. The Company will be entitled to the deduction at the same time the employee recognizes income and in an amount equal to the amount of ordinary income recognized by the employee, provided the Company reports such income recognition to the Internal Revenue Service.

     Although no taxable income will be recognized by the employee upon exercise of an ISO and the Company is not entitled to a tax deduction by reason of such exercise, the excess of the fair market value on the date of exercise over the exercise price is an adjustment which increases alternative minimum taxable income, the base upon which alternative minimum tax is computed. Upon the sale or other disposition of the ISO shares after the later of (i) two years after the grant date, and (ii) one year after the purchase date, any gain or loss will be treated as a long-term capital gain or loss. The tax basis of the option shares in such case generally equals the exercise price. The Company will not be entitled to a tax deduction with respect to the ISO shares under these circumstances. If stock purchased pursuant to the exercise of an ISO is sold within two years from the date of grant of the option or within one year after the transfer of stock to the employee pursuant to exercise of the ISO, then the difference between the exercise price and the lesser of (i) the fair market value of the Company's Common Stock at the date of purchase, or (ii) the sales price, will be taxable as ordinary income and the Company will be entitled to a corresponding deduction, to the extent permitted under Section 162(m).

     As described above, the Company is generally entitled to an income tax deduction for any compensation income taxed to participants in the Executive Plan. Under Section 162(m) of the Code, however, unless the compensation meets the stockholder approval and other requirements of Section 162(m), the Company would not be entitled to a deduction for compensation paid to certain covered executives to the extent the compensation paid to any such person exceeds $1 million. The Executive Plan is designed to meet the stockholder approval and other requirements of Section 162(m).

     The table below sets forth, as of March 31, 1997, the number of options granted to the specified persons and groups under the Executive Plan since its inception in 1995.

                                                              NUMBER OF SECURITIES
                     NAME AND POSITION                         UNDERLYING OPTIONS
                     -----------------                        --------------------
Terence M. Graunke, Chairman of the Board, President and
  Chief Executive Officer...................................         629,600(1)
Kevin Rowe, Executive Vice President and General Manager,
  Interactive Development Group.............................         300,000(1)
Thomas R. Graunke, Executive Vice President and General
  Manager, Corporate Training Group.........................         405,000(1)
Marc Pinto, Executive Vice President and Chief Financial
  Officer...................................................         371,100(1)
Melinda Gladitsch, Executive Vice President.................         347,400
Andrew J. Filipowski, Director..............................          34,800
Peter I. Mason, Director....................................          19,800
All current executive officers as a group (4 persons).......       1,705,700(1)
All current directors (other than executive officers) as a
  group (6 persons).........................................         193,800
All employees, including all current officers who are not
  executive officers, as a group (495 persons)..............       1,543,828

---------------

(1) Includes 200,000, 300,000, 150,000 and 75,000 shares underlying options granted under the 1995 Executive Plan to Terence M. Graunke, Kevin Rowe, Thomas R. Graunke and Marc Pinto, respectively, which are subject to approval by the Company's stockholders of the amendment to increase the number of shares available for issuance thereunder by 1,500,000 shares. In the event the amendment is not approved by the stockholders, Mr. Rowe is entitled to stock appreciation rights, a bonus or other form of compensation in lieu of the options.

NEW PLAN BENEFITS

     The table below sets forth, with respect to the persons and groups specified therein and as of March 31, 1997, the number of shares underlying options that have been granted subject to stockholder approval of Proposal 2, and the weighted average exercise price of such options. These grants are also included in the table above. In addition to these grants, each non-employee director will be granted an option to purchase 15,000 shares under the Executive Plan when they first become a non-employee director, and an additional grant on the third anniversary of the initial grant if they continue to serve as directors on such date. See "PROPOSAL 1. ELECTION OF DIRECTORS -- Compensation of Directors." On the date hereof, Messrs. Carbery, Cowell, Filipowski, Goldstein, Mason and Ness serve as non-employee directors.

                                                              NUMBER OF
                                                              SECURITIES       WEIGHTED
                                                              UNDERLYING       AVERAGE
                     NAME AND POSITION                         OPTIONS      EXERCISE PRICE
                     -----------------                        ----------    --------------
Mr. Terence M. Graunke, Chairman of the Board, President and
  Chief Executive Officer...................................   200,000          $6.50
Mr. Kevin Rowe, Executive Vice President and General
  Manager, Interactive Development Group....................   300,000           5.75
Mr. Thomas R. Graunke, Executive Vice President and General
  Manager, Corporate Training Group.........................   150,000           6.50
Mr. Marc Pinto, Executive Vice President and Chief Financial
  Officer...................................................    75,000           6.50
All current executive officers as a group (4 persons).......   725,000           6.19
All current directors who are not executive officers as a
  group (6 persons).........................................       -0-             --
All employees, including all current officers who are not
  executive officers, as a group (495 persons)..............       -0-             --

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of the amendment to the Executive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EXECUTIVE PLAN.

          PROPOSAL 3. AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION PLAN

     Stockholders are also being asked to vote upon a proposal to approve an amendment to the Company's 1995 Employee Stock Option Plan (the "Employee Plan") that will increase the number of shares available for issuance thereunder by 900,000 shares. The proposed amendment has been adopted by the Board of Directors, subject to stockholder approval at the Annual Meeting. Since the inception of the Employee Plan, the Company has utilized option grants to facilitate growth through new hires and acquisitions. The Board believes the amendment is necessary to provide the Company with a sufficient reserve of Common Stock for future option grants to attract and retain the services of technical, sales and marketing and other key employees who are essential to the Company's long-term success.

     The following description of the general features of the Employee Plan is qualified in its entirety by reference to the full text of the plan, a copy of which may be obtained without charge upon written request to the Company's Secretary.

     Directors and executive officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 are not eligible to participate in the Employee Plan. Under the Employee Plan, ISOs and non-qualified stock options may be granted to employees, independent contractors and officers (who are not subject to Section 16) of the Company and its subsidiaries. A total of 600,000 shares of Common Stock were reserved for issuance under the Employee Plan. As of March 31, 1997, approximately 26,600 shares were available for new grants under the Employee Plan. The Employee Plan does not provide for the Grant of Special Options as provided in the Executive Plan. In no case may options representing in excess of 60,000 shares of Common Stock be granted to any participant in the Employee Plan within any five-year period. The Employee Plan may be administered by the Compensation Committee or the Board of Directors and its terms and conditions are substantially similar to the terms of the Executive Plan. See "PROPOSAL 2. AMENDMENT TO THE 1995 EXECUTIVE STOCK OPTION PLAN."

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of the amendment to the Employee Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.

           PROPOSAL 4. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Board of Directors of the Company has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of the Company for the year ending December 31, 1997, and has directed that this selection be presented to the stockholders for ratification at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since inception. It is anticipated that representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to questions from stockholders.

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required to ratify the selection of Arthur Andersen LLP. In the event stockholders fail to ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those listed in the notice of the meeting. If any other matters do come before the Annual Meeting, it is intended that the holders of proxies solicited by the Board of Directors will vote on such other matters in their discretion in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE CORPORATE SECRETARY OF EAGLE RIVER INTERACTIVE, INC., P.O. BOX 3600, 1060 W. BEAVER CREEK BLVD., AVON, CO 81620.

                             STOCKHOLDER PROPOSALS

     In the event any stockholder intends to present a proposal at the Annual Meeting of Stockholders to be held in 1998, such proposal must be received by the Secretary of the Company, in writing, on or before December 29, 1997 to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                            By Order of the Board of Directors

                                            /s/ MARC PINTO
                                            Marc Pinto
                                            Executive Vice President,
Avon, Colorado                              Chief Financial Officer,
April 29, 1997                              and Corporate Secretary

                                                                      APPENDIX A
                            SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the Company:
     (Dollars in thousands, except per share data)

                                                     YEARS ENDED DECEMBER 31,*
                                       -----------------------------------------------------
                                        1992     1993     1994      1995              1996
                                       ------   ------   -------   -------           -------
                                         (UNAUDITED)
Revenue..............................  $8,326   $8,400   $11,182   $20,785           $39,264
Operating expenses...................   8,233    8,800    11,616    22,814            46,200
Net income (loss) from continuing
  operations.........................      55     (421)     (548)   (2,629)           (3,090)
Net income (loss) from continuing
  operations per share(a)............                                                   (.25)
Weighted average shares outstanding
  at year end(a).....................                                             12,285,782

                                                        AS OF DECEMBER 31,*
                                       -----------------------------------------------------
                                        1992     1993     1994      1995              1996
                                       ------   ------   -------   -------           -------
                                         (UNAUDITED)
Total assets.........................  $1,911   $2,938   $ 2,949   $13,653           $58,270
Total long-term liabilities..........     103      214     1,555     3,153               804
Total stockholders' equity...........     670       (4)     (705)   (3,542)           49,914

---------------

  * All historical data has been restated to reflect pooling of interests business combinations which occurred in 1996.

(a) Historical income (loss) from continuing operations per share is not presented, as it is not considered relevant given the Company's 1996 capital restructuring.

     The following table sets forth selected financial data of SkiView, Inc., the predecessor entity (the "Predecessor Business") that operated the business currently conducted by SkiView, for the four-fiscal-year period ended April 30, 1994, and for the eight months ended December 31, 1994. The selected financial data of the Predecessor Business for the fiscal years ended April 30, 1993 and 1994, and for the eight months ended December 31, 1994 have been derived from the Predecessor Business' financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                                                         PREDECESSOR BUSINESS(1)
                                        ----------------------------------------------------------
                                                                                         EIGHT
                                                   YEARS ENDED APRIL 30,              MONTHS ENDED
                                        -------------------------------------------   DECEMBER 31,
                                           1991        1992       1993       1994         1994
                                        -----------   -------    -------    -------   ------------
                                        (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
  Revenue.............................    $ 3,026     $ 3,677    $ 3,510    $ 2,811     $   987
  Operating expenses..................      2,997       3,279      3,378      3,037       1,800
  Net loss............................       (747)       (295)      (438)      (406)       (369)
BALANCE SHEET DATA:
  Total assets........................    $ 2,416     $ 2,798    $ 2,844    $ 2,366     $ 3,745
  Total long-term obligations (current
     and non-current portions)........      7,591       8,083      8,631      8,775       8,310
  Total stockholders' (deficit).......     (5,381)     (5,678)    (6,116)    (6,522)     (6,891)

---------------

(1) Effective January 1, 1995, the Company acquired the assets and assumed certain liabilities of the Predecessor Business. Due to the significance of the SkiView business to the Company's operations, the financial statements of the Predecessor Business have been included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                        1995 EXECUTIVE STOCK OPTION PLAN
                                       OF
                         EAGLE RIVER INTERACTIVE, INC.

                 AMENDED AND RESTATED AS OF DECEMBER 18, 1996*


         1. Introduction and Purpose. The purpose of this Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a proprietary interest in the Corporation by Eligible Participants upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their service and operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Participants on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will foster the efforts of the Corporation and its Subsidiaries to attract desirable personnel.

         2. Definitions. When used in this Plan, unless the context otherwise requires:

         a.      "Administrator" means the Board of Directors or the Committee.

         b. "Board of Directors" or "Board" means the Board of Directors of the Corporation as constituted at any time.

         c. "Change in Control" means the earlier of (i) the date on which any person or entity, or persons or entities acting in concert, shall acquire the beneficial ownership, as defined by the Board of Directors in its sole discretion, of Shares or other securities having more than fifty percent (50%) of the Voting Power then outstanding, or (ii) the date on which any person or entity, or persons or entities acting in concert, shall first disclose an intent to commence an offer to tender for Shares or other securities having more than fifty percent (50%) of the Voting Power.

         d.      "Committee" means the Compensation Committee, as described in
Section 3 hereof, appointed by the Board to administer this Plan.

         e. "Common Stock" means the common stock of the Corporation, par value $.001 per share, including both treasury shares and authorized but unissued shares, or any security of the Corporation issued in substitution, exchange or in lieu thereof.

         f.      "Corporation" means Eagle River Interactive, Inc.

         g. "Eligible Participants" means any employee, officer or director of, or consultant to, the Corporation or its Subsidiaries designated to receive Options pursuant to this Plan, as provided in Sections 3 and 4.





__________________________________

     * The amendment which increases the number of Shares available under this Plan is subject to stockholder approval.

         h. "Fair Market Value" on a specified date means (i) the closing price at which a Share is quoted on such date if quoted on the Nasdaq Stock Market or listed on a national securities exchange on which Shares are primarily traded; or (ii) if the Shares are not so quoted or listed on such date, then the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (iii) if none of the above is applicable, the value of a Share as established by the Administrator for such date using any reasonable method of valuation.

         i. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         j. "Issue Date" means the date designated by the Administrator with reference to which the exercisability of an Eligible Participant's Options may be determined in accordance with Section 5 hereof. Unless otherwise designated by the Administrator, the Issue Date of an Option shall be the date that the Option is awarded to the Eligible Participant.

         k. "Options" means the stock options granted pursuant to this Plan.

         l. "Plan" means this Executive Stock Option Plan, as amended from time to time.

         m.      "Plan Year" means the calendar year.

         n. "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, or any successor thereto.

         o. "Securities Exchange Act of 1934" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

         p. "Share" means a share of Common Stock of the Corporation, par value $.001.

         q. "Special Option Share" has the meaning assigned in Section 5 hereof.

         r. "Standard Option Share" has the meaning assigned in Section 5 hereof.

         s. "Subsidiary" means any "subsidiary corporation", as such term is defined in Section 424(f) of the Internal Revenue Code.

         t. "Voting Power" means the voting power of any securities of the Corporation then outstanding which are generally entitled to vote for the election of directors of the Corporation.

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors or the Committee. The Committee shall be appointed by the Board of Directors and shall consist of at least two members of the Board of Directors. Insofar as it is necessary for compliance with the requirements of Section 16 of the Securities Exchange Act of 1934, each member of the Committee must be a "Non-Employee Director" within the meaning of the rules promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. Insofar as the Administrator deems it is desirable and necessary in order for compensation recognized by Eligible Participants pursuant to the Plan to be fully deductible by the Corporation for federal income tax purposes, each member of the Committee shall also be an "outside director" (as defined in Treasury Regulations issued under Section 162(m) of the Internal Revenue Code). The Administrator shall have the authority to administer the Plan as provided herein and, in exercising this authority, shall establish such rules and procedures as it deems necessary or advisable to administer the Plan.

         Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his or her designation and until his or her successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the President, Secretary or Assistant Secretary of the Corporation in person or by certified or registered mail, return receipt requested, sent to P.O. Box 3600, 1060 West Beaver Creek Blvd., Avon, Colorado 81620, and, unless otherwise specified therein, such resignation shall take effect upon receipt of such written notice. The acceptance of such resignation by the President, Secretary or Assistant Secretary of the Corporation shall not be necessary for such resignation to be made effective.

         In accordance with the terms of this Section 3, at all times after the Corporation registers any class of equity security (other than an exempt security) pursuant to Section 12 of the Securities Exchange Act of 1934, all members of the Board of Directors who are not employees of the Corporation shall receive Options under the Plan without any action by the Administrator. Each non-employee member of the Board shall receive an Option to purchase 15,000 Standard Option Shares (after giving effect to the three-for-one stock split effected by the Corporation on March 21, 1996, hereafter referred to as the "Stock Split," and subject to adjustment for stock splits, stock dividends and other share adjustments described in Section 14 hereof), which shall be granted on and have an Issue Date of that date which is the later of (i) the date such person is first appointed or elected or (ii) with respect to any such person who has received Options prior to December 22, 1995, the date on which all Options previously granted to such person have become immediately exercisable (other than as a result of a Change of Control as provided in Section 10 hereof). As long as he or she shall continue to serve on the Board, each continuing non-employee member of the Board shall receive an additional Option to purchase 15,000 Shares (after giving effect to the Stock Split, and subject to adjustment for stock splits, stock dividends and other share adjustments described in Section 14 hereof), every three years on the anniversary of the Issue Date of the first such Option granted to him or her pursuant to this Section 3, and the Issue Date of such Options shall be the date of granting. Options granted to non-employee members of the Board pursuant to this Section 3 shall become exercisable in three (3) equal annual installments on the first three (3) anniversaries of the Issue Date. The exercise price of any Option granted to a Board member pursuant to this Section 3 shall be equal to the Fair Market Value as of the Issue Date and each such Option shall have a term of ten (10) years.

         4. Participants. Except as otherwise provided herein, the class of individuals who are potential recipients of Options to be granted under this Plan are the Eligible Participants who, in the sole discretion of the Administrator, contribute significantly to the success of the Corporation or any of its Subsidiaries. The Eligible Participants to whom Options are granted under this Plan and the number of Shares subject to each such Option shall be determined by the Administrator in its sole discretion, in accordance with the terms and conditions of this Plan. Notwithstanding the foregoing, the Options granted to non-employee directors pursuant to Section 3 above shall be as set forth therein.

         5. Grant and Vesting of Options. The Administrator may, but shall not be required to, grant in accordance with this Plan Options to purchase an aggregate of up to 4,500,000 Shares (after giving effect to the Stock Split and subject to adjustment for stock splits, stock dividends and other share adjustments described in Section 14 hereof), which Shares may be either treasury Shares or authorized but unissued Shares, classified as follows: 3,750,000 shares shall be "Standard Option Shares" and the remaining 750,000 shares shall be "Special Option Shares" which will be subject to the special vesting requirements of this Section 5. In no event may an Eligible Participant be granted Options under the Plan to the extent that the sum of (i) the number of Shares subject to such Options, and (ii) the number of Shares subject to all other prior Options granted to such Eligible Participant under the Plan during the five-year period ending on the date such Options are granted would exceed the Eligible Participant's Individual Limit. An Eligible Participant's "Individual Limit" is 1,500,000 Shares (after giving effect to the Stock Split and subject to adjustment for stock splits, stock dividends and other share adjustments as described in Section 14 hereof).

         Except as otherwise provided in this Plan, Options granted pursuant to this Plan for the purchase of Standard Option Shares shall become exercisable in four equal annual installments on the first four anniversaries of the Issue Date of such Options; provided, however, that the Administrator may in its discretion specify, upon the Option grant and with respect to all or any portion of the Shares subject to such Options, immediate exercisability or exercisability vesting over a shorter or longer period in any particular case.

         Except as otherwise provided herein, Options granted pursuant to this Plan for the purchase of Special Option Shares shall become exercisable on the fourth anniversary of the Issue Date of such Options. Options to purchase Special Option Shares may be exercised in full, to the extent they are not then vested and exercisable, in the amounts and upon the occurrence of the events described in this Section 5. As used herein, "Frontenac" means Frontenac VI Limited Partnership, the holder of 1,000,000 shares of Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred"), which shares were purchased by Frontenac for the purchase price of $5,000,000 (the "Original Investment Amount"). To the extent an Option to purchase Special Option Shares is not then vested and exercisable, such Option shall vest and become exercisable as follows:

         (i) An amount such that twenty percent (20%) of any Special Option Share grant may be exercised on and after the date that the "Investment Recovery Amount" (as hereafter defined) equals or exceeds the product of three times the Original Investment Amount, calculated in the aggregate;

         (ii) An amount such that an additional forty percent (40%) of any Special Option Share grant may be exercised on and after the date that the Investment Recovery Amount equals or exceeds the product of five times the Original Investment Amount, calculated in the aggregate; and

         (iii) An amount such that the remaining forty percent (40%) of any Special Option Share grant may be exercised on and after the date that the Investment Recovery Amount equals or exceeds the product of seven times the Investment Amount, calculated in the aggregate.

         "Investment Recovery Amount" means the sum of:

                 (i) the amount of any dividends or other distributions, whether in the form of cash or other property (valued at its fair market value), paid or otherwise distributed by the Corporation to Frontenac on account of its holdings of shares of Series A Preferred (or Common Stock into which its shares of Series A Preferred have been converted, hereafter, the "Underlying Common"); and

                 (ii) the amount of cash and other property (valued at its fair market value) paid or otherwise distributed to Frontenac upon the conversion, redemption, sale, or other disposition of all or any part of the shares of Series A Preferred or Underlying Common held by Frontenac, excluding any deduction for brokers fees or other commissions payable by Frontenac upon any such sale or disposition; and

                 (iii) at such time as the Company's Common Stock is traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System over-the-counter market, the product of:

                          (x) the average closing price per share of Common
                 Stock on such securities exchange, if any, on which such shares are primarily traded (or, for shares traded on the over-the-counter market as reported on the National Association of Securities Dealers Automated Quotation System, the average of the bid and asked closing prices at which one share is traded), but if no shares were so traded on such date, then on the last previous date on which a share was so traded, as reported by The Wall Street Journal, with such average price, in each case, determined over fifteen consecutive trading days; times

                          (y) the sum of (i) the number of shares of Common
                 Stock into which the shares of Series A Preferred held by Frontenac may be converted, and (ii) the number of shares of Underlying Common held by Frontenac.

         Options granted under this Plan may be either non-qualified stock options or, with respect to Eligible Participants who are employees of the Corporation or its Subsidiaries, incentive stock options within the meaning of
Section 422 of the Internal Revenue Code. An Option granted under this Plan shall be deemed to be a non-qualified stock option unless the Administrator, in its sole discretion, designates otherwise. Options which are designated or deemed not to be incentive stock options shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

         Nothing contained herein shall be construed to prohibit the grant of Options at different times to the same Eligible Participant.

         The terms of any Option granted to an Eligible Participant shall, subject to the other terms and provisions of this Plan, be conclusively determined by the Administrator, in its sole discretion at or before the time of grant. The terms and provisions of the Option shall be set forth in a writing (such writing being hereinafter referred to as the "Option Certificate") signed on behalf of the Corporation by the President, any Vice President or the Treasurer of the Corporation. The Option Certificate shall state whether the Option is an incentive stock option or a non-qualified stock option. At the time an Option is granted, the Administrator may, in its sole discretion, establish one or more conditions to the exercise of such Option, provided that if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code.

         6. Price. Except as otherwise provided herein, the exercise price per Share of the Shares subject to purchase pursuant to any Option shall be fixed by the Administrator at the time an Option is granted and may be less than, equal to, or greater than the Fair Market Value of the Common Stock on the date such Option is granted; provided, however, that if the Option is an incentive stock option, in no event shall the price be less than the Fair Market Value of a Share on the day on which the Option is granted (one hundred ten percent (110%) of the Fair Market Value of a Share on such date if the grantee is a greater than ten percent (10%) stockholder within the meaning of
Section 422(b)(6) of the Internal Revenue Code).

         7. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Administrator, in its sole discretion, but no more than ten (10) years from the date upon which the Option is granted (five (5) years if the Option is an incentive stock option and the grantee is a greater than ten percent (10%) stockholder within the meaning of
Section 422(b)(6) of the Internal Revenue Code).

         8. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any rights of a stockholder with respect to, any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered a certificate representing the Shares to the Option holder, and (iii) said holder's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

         9. Transferability of Options. Except as expressly provided in this Section 9, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than (i) by will or by the laws of descent or distribution, and (ii) pursuant to a domestic relations order issued by a court with jurisdiction over the Option holder. In no event, however, will an Option be transferable if such transfer is prohibited by the securities laws or regulations of any state, including but not limited to the State of California.

         The Administrator may, in its sole discretion after considering the relevant facts and circumstances, authorize the transfer by an Eligible Participant of all or a portion of the Options granted or to be granted to such Eligible Participant to:

         (i) the spouse, children or grandchildren of the Eligible Participant ("Immediate Family Members");

         (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members;

         (iii) a partnership or limited liability company in which such Immediate Family Members and the Eligible Participant are the only partners or members, as applicable; or

         (iv) such other persons or entities as the Administrator permits,

provided that (a) the Option Certificate (as defined in Section 5 of this Plan) pursuant to which such Options are granted must be approved by the Administrator, and must expressly provide (or be amended to so provide) for transferability in a manner consistent with this Section and (b) subsequent transfers of transferred Options (including indirect transfers through the transfer of, for example, an ownership interest in the entity to which an Option is transferred) shall be prohibited except those in accordance with the first paragraph of this Section 9 (by will, the laws of descent and distribution or pursuant to a domestic relations order). In consideration for authorizing the transferability of an Option, the Administrator may impose such restrictions on the sale of the Option Shares underlying the transferred Option as it deems appropriate after considering the facts and circumstances of the Option transfer.

         Options which have been transferred shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of this Plan the term "Eligible Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 13 hereof shall continue to be applied with respect to the original Eligible Participant, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 13. In no event shall the Corporation be obligated to provide notice to an Option transferee of any of the events specified in
Section 13 or of any other event or circumstance which may relate to the transferred Option.

         10. Exercise of Options. Except as otherwise provided herein, an Option, after the grant thereof in accordance with the provisions of this Plan, shall be exercisable by the holder of such Option at such rate and at such time or times as may be fixed by the Administrator at the time the Option is granted; provided, however, that no Option may be exercised in part or in full prior to the approval of the Plan by a majority vote of the stockholders of the Corporation as provided in Section 18 hereof.

         Notwithstanding any other provisions of this Plan, any Option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant), with respect to which such Option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary) first becomes exercisable in any calendar year, exceeds $100,000.

         All or any part of the unexpired and unexercised Options granted to any Eligible Participant may be exercised in full, after approval of the Plan by the stockholders of the Corporation as provided in Section 18 hereof, whether or not such Options were otherwise then exercisable, upon a Change in Control or upon the occurrence of such special circumstances or event which, in the sole discretion of the Administrator, merits special consideration.

         An Option shall be exercised by the delivery of a written notice duly signed by the Option holder (or the representative of the estate or the heirs of a deceased Option holder), together with the Option Certificate and (i) cash, (ii) a certified check payable to the order of the Corporation, (iii) subject to the approval of the Administrator, Shares duly endorsed over to the Corporation (which Shares shall have been owned by the Option holder for at least six months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the date preceding the day of such exercise), (iv) written direction to an authorized broker to sell the Shares purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Corporation, or (v) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option plus the amount, if any, of any applicable taxes which the Corporation is required to withhold. Such notice and payment shall be delivered to the Treasurer or Secretary of the Corporation, or to any other person designated by the Corporation, in a written notice to the Option holder (the "Authorized Representative").

         No Option may be granted or exercised pursuant to the provisions hereof when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

         Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Options shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall (i) cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available of exercise, or (ii) endorse the original Option Certificate to give effect to the partial exercise thereof.

         An Option that is an incentive stock option granted pursuant hereto shall be exercisable by an Eligible Participant only if such employee has been in the employ of the Corporation or its Subsidiaries at all times during the period beginning on the date such Option was granted and ending three (3) months before the date of such exercise or one year before the date of exercise in the case of death or disability, as set forth below in Section 13.

         11. Disposition of Shares. If the Option is an incentive stock option, no Shares acquired pursuant to the exercise of an Option granted herein may be sold, exchanged, gifted or otherwise disposed of within two (2) years following the date such Option was granted or one (1) year following the date such Option was exercised, whichever is later.

         12. Fractional Shares. The Corporation shall not be required to issue fractional Shares pursuant to this Plan and, accordingly, Eligible Participants may be required to purchase only a whole Share or Shares.

         13. Termination of Services. All or any part of any Option, to the extent unexercised, shall terminate immediately if the Option holder ceases to be an employee, officer or director of, or consultant to, the Corporation or its Subsidiaries; except that (i) with respect to Options granted before December 22, 1995, the Option holder shall have until the end of the thirtieth
(30th) day, and (ii) with respect to Options granted on or after December 22, 1995, the Option holder shall have until the end of three (3) months (extendible in the discretion of the Administrator for non-qualified Options to the end of six (6) months), following the date he or she ceases to be an employee, officer or director of, or consultant to, the Corporation or any of its Subsidiaries to exercise any exercisable Option rights that he or she could have exercised on the day on which such employment or service terminated; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if an individual ceases to be an employee or director of, or a consultant to, the Corporation or its Subsidiaries due to (i) retirement on or after attaining the age of sixty-five (65) years (or such earlier date as such person shall be permitted under the Corporation's retirement plan), (ii) disability (as such term is defined in Section 422(c)(6) of the Internal Revenue Code, the existence of which shall be conclusively determined by the Administrator in its sole discretion), or (iii) death, then the Option holder, or the representative of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the Options which are then exercisable but are unexercised at the time of such retirement, disability or death, but only to the extent that such Options which are then exercisable are exercised (i) within three (3) months following the Option holder's retirement (extendible in the discretion of the Administrator for non-qualified Options, to six (6) months), (ii) within one (1) year following the Option holder's disability, or
(iii) within one (1) year following the Option holder's death, as the case may be; provided, further, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an employee or director of, or a consultant to, the Corporation or its Subsidiaries because of the Option holder's violation of his or her duties to the Corporation and its Subsidiaries, the existence of such violation to be conclusively determined by the Administrator in its sole discretion, all unexercised Options of such Option holder shall immediately terminate and such Option holder shall have no right to exercise any unexercised Option he or she might have exercised prior to the date he or she ceased to be an employee or director of, or a consultant to, the Corporation or its Subsidiaries.

         When an Eligible Participant ceases to be an employee or director of, or a consultant to, the Corporation or its Subsidiaries, all Options held by such Eligible Participant which are not then exercisable shall immediately lapse and be canceled.

         Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Participant any right to continue in the employ or service of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to request, in its sole discretion, the retirement, resignation or discharge of such Eligible Participant, at any time, with or without cause.

         14. Adjustment of Shares. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Common Stock of the Corporation or if the Common Stock of the Corporation shall be split, converted, exchanged, reclassified or in any way substituted, the Option, to the extent that it has not been exercised, shall entitle the holder thereof, upon the future exercise of the Option in accordance with the Plan, to such number and kind of securities, cash or other property, subject to the terms of the Option, to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If, prior to the complete exercise of any Option, there shall be a spin-off transaction pursuant to the reorganization of the Corporation, the Option, to the extent that it has not been exercised, shall be adjusted by adjusting the exercise price of the Option and adjusting the number of Shares subject thereto, in order to reflect the decrease, if any, in the fair market value of the Shares resulting from the spin-off transaction; in any such case, the Option as adjusted, shall entitle the holder thereof, upon the future exercise of the Option in accordance with the Plan, to the number of Shares which have a Fair Market Value, immediately after the occurrence of the spin-off transaction, equal to the Fair Market Value of the Shares subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the Option on the day before the occurrence of such spin-off transaction. Any fractional shares or other securities payable upon the exercise of the Option, as a result of such adjustment due to the occurrence of such stock dividend, stock split, conversion, exchange, reclassification, substitution or spin-off transaction, shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise.
If any such event should occur, the number of Shares, with respect to which Options remain to be issued or with respect to which Options may be reissued, and the Individual Limit shall be adjusted in a similar manner.

         Except as otherwise provided in the third paragraph of Section 10 hereof (relating to changes of control among other matters), upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation or entity, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of all or substantially all of the property of the Corporation, both the Plan and the Options issued thereunder shall terminate, unless a provision is made in connection with such transaction for
(i) the assumption of Options theretofore granted or (ii) the substitution for such Option of options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

         Upon a business combination by the Corporation or any of its Subsidiaries with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Administrator may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Corporation or its Subsidiaries. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

         15.     Issuance of Shares and Compliance with Securities Laws.
Before issuing and delivering any Shares to an Option holder, the Corporation may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable federal and state securities laws, rules and regulations, including but not limited to the Securities and Exchange Commission Rule 144 and Section 16(b) of the Securities Exchange Act of 1934, (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares, as appropriate to reflect resale restrictions, if any, imposed by the Administrator pursuant to the Option when granted, or as appropriate to comply with any applicable state or federal securities laws, rules or regulations, and
(iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, quotation, registration or qualification of the Shares covered by such Option upon a securities exchange, quotation system or under applicable securities laws.

         Any provision hereof which is inconsistent with Rule 16b-3 under the Securities Exchange Act of 1934, as now or hereafter in effect, shall be inoperative and shall not affect the validity of the Plan.

         16. Income Tax Withholding. If the Corporation or its Subsidiaries shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Option holder. In any event, the holder shall promptly make available to the Corporation or such Subsidiary, when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Corporation or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary from any funds or property due or to become due to the holder. The obligations of a holder under this Section 16 shall survive the transfer of an Option pursuant to Section 9 of this Plan and continue to be enforceable against the Option transferor.

         17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors and the Committee may, (a) at any time, withdraw or, from time to time, amend the Plan as it relates to the terms and conditions of any Options not theretofore granted, and (b) from time to time, amend the Plan is it relates to the terms and conditions of any outstanding Option to the extent such Option is not then exercisable. The Board of Directors and the Committee, with the consent of each adversely affected Option holder may, at any time, withdraw or cancel any outstanding Option. Notwithstanding the foregoing, any amendment which would increase the number of Shares issuable under Options or change the class of employees to whom Options may be granted, must be adopted by the Board of Directors and approved by the stockholders of the Corporation within one (1) year following such amendment.

         Determinations of the Administrator as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Administrator may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

         18. Effective Date of the Plan. This Plan was originally adopted and approved by the Board of Directors of the Corporation, effective as of the date of such adoption and approval, conditioned upon its approval by the stockholders of the Corporation within twelve months following the date the Plan was adopted by the Board of Directors. Such approval occurred on September 29, 1995. This Plan was subsequently amended and restated by the Board of Directors (i) in 1995, effective upon approval of the restatement by the stockholders of the Corporation which occurred on December 12, 1995, and
(ii) on December 18, 1996, effective as of such date, except with respect to the amendment to Section 5 increasing the number of Shares available hereunder, which is conditioned upon the approval by the stockholders of the Corporation within 12 months after such date.

         The Plan shall remain in full force and effect until the close of business on September 29, 2005 at which time the right to grant Options under the Plan shall automatically terminate, unless the stockholders of the Corporation approve an extension or renewal of the Plan. Any Options granted before the termination of the right to grant Options under the Plan shall continue to be governed thereafter by the terms of the Plan.

         19. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment from being made under the Plan, and if the making of any payment in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment that would not be unlawful, invalid or unenforceable shall be made under the Plan.

         20. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Internal Revenue Code or laws of the United States of America, shall be governed by the laws of the State of Delaware and construed accordingly.

                                 1995 EMPLOYEE
                              STOCK OPTION PLAN OF
                         EAGLE RIVER INTERACTIVE, INC.

                 AMENDED AND RESTATED AS OF DECEMBER 18, 1996*


         1. Introduction and Purpose. The purpose of this Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a proprietary interest in the Corporation by Eligible Participants upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Participants on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will foster the efforts of the Corporation and its Subsidiaries to attract desirable personnel.

         2. Definitions. When used in this Plan, unless the context otherwise requires:


         a. "Administrator" means the Board of Directors or the Committee.

         b. "Board of Directors" or "Board" means the Board of Directors of the Corporation as constituted at any time.

         c. "Change in Control" means the earlier of (i) the date on which any person or entity, or persons or entities acting in concert, shall acquire the beneficial ownership, as defined by the Board of Directors in its sole discretion, of Shares or other securities having more than fifty percent (50%) of the Voting Power then outstanding, or (ii) the date on which any person or entity, or persons or entities acting in concert, shall first disclose an intent to commence an offer to tender for Shares or other securities having more than fifty percent (50%) of the Voting Power.

         d. "Committee" means the Stock Option Committee, as described in Section 3 hereof, appointed by the Board to administer this Plan.

         e. "Common Stock" means the common stock of the Corporation, par value $.001 per share, including both treasury shares and authorized but unissued





__________________________________

     * The amendment which increases the number of Shares available under this Plan is subject to stockholder approval.

                 shares, or any security of the Corporation issued in substitution, exchange or in lieu thereof.

         f.               "Corporation" means Eagle River Interactive, Inc.

         g. "Eligible Participant" means any employee, officer of, or consultant to, the Corporation or its Subsidiaries designated to receive Options pursuant to this Plan, as provided in Section 4.

         h. "Fair Market Value" on a specified date means (i) the closing price at which a Share is quoted on such date if quoted on the Nasdaq Stock Market or listed on a national securities exchange on which Shares are primarily traded; or
                 (ii) if the Shares are not so quoted or listed on such date, then the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or (iii) if none of the above is applicable, the value of a Share as established by the Administrator for such date using any reasonable method of valuation.

         i. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         j. "Issue Date" means the date designated by the Administrator with reference to which the exercisability of an Eligible Participant's Options may be determined in accordance with Section 5 hereof. Unless otherwise designated by the Administrator, the Issue Date of an Option shall be the date that the Option is awarded to the Eligible Participant by the Administrator.

         k. "Options" means the stock options granted pursuant to this Plan.

         l. "Plan" means this Employee Stock Option Plan, as amended from time to time.

         m.               "Plan Year" means the calendar year.

         n. "Securities Exchange Act of 1934" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

         o. "Share" means a share of Common Stock of the Corporation, par value $.001.

         p. "Subsidiary" means any "subsidiary corporation", as such term is defined in Section 424(f) of the Internal Revenue Code.

         q. "Voting Power" means the voting power of any securities of the Corporation then outstanding which are generally entitled to vote for the election of directors of the Corporation.

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors or the Committee. The Committee shall be appointed by the Board of Directors and shall consist of at least two members of the Board of Directors. Insofar as it is necessary for compliance with the requirements of Section 16 of the Securities Exchange Act of 1934, each member of the Committee must be a "Non-Employee Director" within the meaning of the rules promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. The Administrator shall have the authority to administer the Plan as provided herein and, in exercising this authority, shall establish such rules and procedures as the Administrator deems necessary or advisable to administer the Plan.

         Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his or her designation and until his or her successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the President, Secretary or Assistant Secretary of the Corporation in person or by certified or registered mail, return receipt requested, sent to P.O. Box 3600, 1060 West Beaver Creek Blvd., Avon, Colorado 81620, and, unless otherwise specified therein, such resignation shall take effect upon receipt of such written notice. The acceptance of such resignation by the President, Secretary or Assistant Secretary of the Corporation shall not be necessary for such resignation to be made effective.

         4. Participants. Except as otherwise provided herein, the class of individuals who are potential recipients of Options to be granted under this Plan are the Eligible Participants who, in the sole discretion of the Administrator, (i) contribute materially to the success of the Corporation or any of its Subsidiaries, and (ii) are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder on the date that the Option is awarded under this Plan. The Eligible Participants to whom Options are granted under this Plan and the number of Shares subject to each such Option shall be determined by the Administrator in its sole discretion, in accordance with the terms and conditions of this Plan.

         5. Grant and Vesting of Options. The Administrator may, but shall not be required to, grant in accordance with this Plan Options to purchase an aggregate of up to 1,500,000 Shares (after giving effect to the three-for-one stock split effected by the Corporation on March 21,

1996, hereafter referred to as the "Stock Split," and subject to adjustment for stock splits, stock dividends and other share adjustments described in Section 14 hereof), which Shares may be either treasury Shares or authorized but unissued Shares. In no event may an Eligible Participant be granted Options under the Plan to the extent that the sum of (i) the number of Shares subject to such Options, and (ii) the number of Shares subject to all other prior Options granted to such Eligible Participant under the Plan during the five-year period ending on the date such Options are granted would exceed the Eligible Participant's Individual Limit. An Eligible Participant's "Individual Limit" is 60,000 Shares (after giving effect to the Stock Split and subject to adjustment for stock splits, stock dividends and other share adjustments as described in Section 14 hereof).

         Except as otherwise provided herein, Options granted pursuant to this Plan shall become exercisable in four (4) equal annual installments on the first four (4) anniversaries of the Issue Date of such Options; provided, however, that the Administrator may in its discretion specify, upon the Option grant and with respect to all or any portion of the Shares subject to such Options, immediate exercisability or exercisability vesting over a shorter or longer period in any particular case.

         Options granted under this Plan may be either non-qualified stock options or, with respect to Eligible Participants who are employees of the Corporation or its Subsidiaries, incentive stock options within the meaning of
Section 422 of the Internal Revenue Code. An Option granted under this Plan shall be deemed to be a non-qualified stock option unless the Administrator, in its sole discretion, designates otherwise. Options which are designated or deemed not to be incentive stock options shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

         Nothing contained herein shall be construed to prohibit the grant of Options at different times to the same Eligible Participant.

         The terms of any Option granted to an Eligible Participant shall, subject to the other terms and provisions of this Plan, be conclusively determined by the Administrator, in its sole discretion. The terms and provisions of the Option shall be set forth in a writing (such writing being hereinafter referred to as the "Option Certificate") signed on behalf of the Corporation by the President, any Vice President or the Treasurer of the Corporation. The Option Certificate shall state whether the Option is an incentive stock option or a non-qualified stock option. At the time an Option is granted, the Administrator may, in its sole discretion, establish one or more conditions to the exercise of such Option, provided that if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code.

         6. Price. Except as otherwise provided herein, the exercise price per Share of the Shares subject to purchase pursuant to any Option shall be fixed by the Administrator at the time an Option is granted and may be less than, equal to, or greater than the Fair Market Value of the

Common Stock on the date such Option is granted; provided, however, that if the Option is an incentive stock option, in no event shall the price be less than the Fair Market Value of a Share on the day on which the Option is granted (one hundred ten percent (110%) of the Fair Market Value of a Share if the grantee is a greater than ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code).

         7. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Administrator, in its sole discretion, but no more than ten (10) years from the date upon which the Option is granted (five (5) years if the Option is an incentive stock option and the grantee is a greater than ten percent (10%) stockholder within the meaning of
Section 422(b)(6) of the Internal Revenue Code).

         8. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any rights of a stockholder with respect to, any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered a certificate representing the Shares to the Option holder, and (iii) said holder's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

         9. Non-Transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the holder thereof, except to the extent that the representative of the estate or the heirs of a deceased Option holder may be permitted to exercise such options and rights thereunder and, during the holders's lifetime, shall be exercisable only by the holder or his or her legal representative.

         10. Exercise of Options. Except as otherwise provided herein, an Option, after the grant thereof in accordance with the provisions of this Plan, shall be exercisable by the holder of such Option at such rate and at such time or times as may be fixed by the Administrator at the time the Option is granted; provided, however, that no Option may be exercised in part or in full prior to the approval of the Plan by a majority vote of the stockholders of the Corporation, as provided in Section 18 hereof.

         Notwithstanding any other provisions of this Plan, any Option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant), with respect to which such Option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary) first becomes exercisable in any calendar year, exceeds $100,000.

         All or any part of the unexpired and unexercised Options granted to any Eligible Participant may be exercised in full, after approval of the Plan by the stockholders of the Corporation as provided in Section 18 herein, whether or not such Options were otherwise then exercisable, upon a Change in Control or upon the occurrence of such special circumstances or event which, in the sole discretion of the Administrator, merits special consideration.

         An Option shall be exercised by the delivery of a written notice duly signed by the Option holder (or the representative of the estate or the heirs of a deceased Option holder), together with the Option Certificate and (i) cash, (ii) a certified check payable to the order of the Corporation, (iii) subject to the approval of the Administrator, Shares duly endorsed over to the Corporation (which Shares shall have been owned by the Option holder for at least six months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the date preceding the day of such exercise), (iv) written direction to an authorized broker to sell the Shares purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Corporation, or (v) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option plus the amount, if any, of any applicable taxes which the Corporation is required to withhold. Such notice and payment shall be delivered to the Treasurer or Secretary of the Corporation, or to any other person designated by the Corporation in a written notice to the Option holder (the "Authorized Representative").

         No Option may be granted or exercised pursuant to the provisions hereof when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

         Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Options shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall (i) cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available of exercise, or (ii) endorse the original Option Certificate to give effect to the partial exercise thereof.

         An Option that is an incentive stock option granted pursuant hereto shall be exercisable by an Eligible Participant only if such employee has been in the employ of the Corporation or its Subsidiaries at all times during the period beginning on the date such Option was granted and ending three (3) months before the date of such exercise or one year before the date of exercise in the case of death or disability, as set forth below in Section 13.

         11. Disposition of Shares. If the Option is an incentive stock option, no Shares acquired pursuant to the exercise of an Option granted herein may be sold, exchange, gifted or otherwise disposed of within two (2) years following the date such Option was granted or one (1) year following the date such Option was exercised, whichever is later.

         12. Fractional Shares. The Corporation shall not be required to issue fractional Shares pursuant to this Plan and, accordingly, Eligible Participants may be required to purchase only a whole Share or Shares.

         13. Termination of Services. All or any part of any Option, to the extent unexercised, shall terminate immediately if the Option holder ceases to be an officer or employee of the Corporation or its Subsidiaries or (if applicable ) ceases to be a consultant to the Corporation or any of its subsidiaries; except that the Option holder shall have until the end of three
(3) months (extendible in the discretion of the Administrator for non-qualified Options to the end of six (6) months), following the date he or she ceases to be an officer or employee, of, or consultant to, the Corporation or its Subsidiaries to exercise any exercisable Option rights that he or she could have exercised on the day on which such employment or service terminated; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if an individual ceases to be an officer or employee of, or a consultant to, the Corporation or its Subsidiaries due to (i) retirement on or after attaining the age of sixty-five (65) years (or such earlier date as such person shall be permitted under the Corporation's retirement plan), (ii) disability (as such term is defined in Section 422(c)(6) of the Internal Revenue Code, the existence of which shall be conclusively determined by the Administrator in its sole discretion), or (iii) death, then the Option holder, or the representative of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the Options which are then exercisable but are unexercised at the time of such retirement, disability or death; but only to the extent that such Options, which are then exercisable, are exercised (i) within three (3) months following the Option holder's retirement (extendible in the discretion of the Administrator for non-qualified Options, to six (6) months), (ii) within one (1) year following the Option holder's disability, or
(iii) within one (1) year following the Option holder's death, as the case may be; provided, further, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an officer or employee of, or a consultant to the Corporation or its Subsidiaries because of the Option holder's violation of his or her duties to the Corporation and its Subsidiaries, the existence of such violation to be conclusively determined by the Administrator in its sole discretion, all unexercised Options of such Option holder shall immediately terminate and such Option holder shall have no right to exercise any unexercised Option he or she might have exercised prior to the date he or she ceased to be an officer or employee of, or a consultant to, the Corporation or its Subsidiaries.

         When a Eligible Participant ceases to be an officer or employee of, or a consultant to, the Corporation or its Subsidiaries, all Options held by such Eligible Participant which are not then exercisable shall immediately lapse and be canceled.

         Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Participant any right to continue in the employ or service of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to request, in its sole discretion, the retirement, resignation or discharge of such Eligible Participant, at any time, with or without cause.

         14. Adjustment of Shares. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Common Stock of the Corporation or if the Common Stock of the Corporation shall be split, converted, exchanged, reclassified or in any way substituted, the Option, to the extent that it has not been exercised, shall entitle the holder thereof, upon the future exercise of the Option in accordance with this Plan, to such number and kind of securities, cash or other property, subject to the terms of the Option, to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If, prior to the complete exercise of any Option, there shall be a spin-off transaction pursuant to the reorganization of the Corporation, the Option, to the extent that it has not been exercised, shall be adjusted by adjusting the exercise price of the Option and adjusting the number of Shares subject thereto, in order to reflect the decrease, if any, in the fair market value of the Shares resulting from the spin-off transaction; in any such case, the Option as adjusted, shall entitle the holder thereof, upon the future exercise of the Option in accordance with this Plan, to the number of Shares which have a Fair Market Value, immediately after the occurrence of the spin-off transaction, equal to the Fair Market Value of the Shares subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the Option on the day before the occurrence of such spin-off transaction. Any fractional shares or other securities payable upon the exercise of the Option, as a result of such adjustment due to the occurrence of such stock dividend, stock split, conversion, exchange, reclassification, substitution or spin-off transaction, shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise.
If any such event should occur, the number of Shares with respect to which Options remain to be issued or with respect to which Options may be reissued, and the Individual Limit, shall be adjusted in a similar manner.

         Except as otherwise provided in the third paragraph of Section 10 hereof (relating to changes in control among other matters), upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation or entity, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of all or substantially all of the property of the Corporation, both the Plan and the Options issued thereunder shall terminate, unless a provision is made in connection with such transaction for
(i) the assumption of Options theretofore granted or (ii) the substitution for such Option of options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

         Upon a business combination by the Corporation or any of its Subsidiaries with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Administrator may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Corporation or its Subsidiaries. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

         15. Issuance of Shares and Compliance with Securities Laws. Before issuing and delivering any Shares to an Option holder, the Corporation may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable federal and state securities laws, rules and regulations, including but not limited to the Securities and Exchange Commission Rule 144, (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares, as appropriate to reflect resale restrictions, if any, imposed by the Administrator pursuant to the Option when granted, or as appropriate to comply with any applicable state or federal securities laws, rules or regulations, and (iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, quotation, registration or qualification of the Shares covered by such Option upon a securities exchange, quotation system or under applicable securities laws.

         Any provision hereof which is inconsistent with Rule 16b-3 under the Securities Exchange Act of 1934, as now or hereafter in effect, shall be inoperative and shall not affect the validity of the Plan.

         16. Income Tax Withholding. If the Corporation or its Subsidiaries shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Option holder. In any event, the holder shall promptly make available to the Corporation or such Subsidiary, when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Corporation or such Subsidiary shall be entitled to take and authorize such terms as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary from any funds or property due or to become due to the holder.

         17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors and the Committee may, (a) at any time, withdraw or, from time to time, amend the Plan as it relates to the terms and conditions of any Options not theretofore granted, and (b) from time to time, amend the Plan is it relates to the terms and conditions of any outstanding Option to the extent such Option is not then exercisable. The Board of Directors and the Committee, with the consent of each adversely affected Option holder may, at any time, withdraw or cancel any outstanding Option. Notwithstanding the foregoing, any amendment which would increase the number of Shares issuable under Options or change the class of employees to whom Options may be granted, must be adopted by the Board of Directors and approved by the stockholders of the Corporation within one (1) year following such amendment.

         Determinations of the Administrator as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Administrator may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

         18. Effective Date of the Plan. This Plan was originally adopted and approved by the Board of Directors of the Corporation, effective as of the date of such adoption and approval, conditioned upon its approval by the stockholders of the Corporation within twelve months following its adoption by the Board of Directors. Such approval by the Board of Directors and the stockholders occurred on December 12, 1995. This Plan was subsequently amended and restated by the Board of Directors on December 18, 1996, effective as of such date, except with respect to the amendment to Section 5 increasing the number of Shares available hereunder, which is conditioned upon the approval by the stockholders of the Corporation within 12 months after such date.

         The Plan shall remain in full force and effect until the close of business on December 12, 2005, at which time the right to grant Options under the Plan shall automatically terminate, unless the stockholders of the Corporation approve an extension or renewal of the Plan. Any Options granted before the termination of the right to grant Options under the Plan shall continue to be governed thereafter by the terms of the Plan.

         19. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment from being made under the Plan, and if the making of any payment in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment that would not be unlawful, invalid or unenforceable shall be made under the Plan.

         20. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States of America, shall be governed by the laws of the State of Delaware and construed accordingly.

                        EAGLE RIVER INTERACTIVE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Terence M. Graunke and Marc Pinto, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock, par value $.001 per share, of Eagle River Interactive, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 29, 1997, or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND PROPOSALS LISTED ON THE REVERSE SIDE AND DESCRIBED MORE FULLY IN THE PROXY STATEMENT OF THE COMPANY DISTRIBUTED IN CONNECTION WITH THIS ANNUAL MEETING. If any other business is presented at said meeting, this Proxy shall be voted in the discretion of the proxies named on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (To be signed and dated on the reverse side)

1. ELECTION OF DIRECTORS

        Nominees: Andrew J. Filipowski and Peter I. Mason

               FOR ALL            WITHHOLD ALL            FOR ALL EXCEPT
          -----              -----                   -----

        -------------------------------
        (Except nominees written above)

2. PROPOSAL TO AMEND THE 1995 EXECUTIVE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 1,500,000 SHARES

               FOR            AGAINST              ABSTAIN
          -----          -----                -----


3. PROPOSAL TO AMEND THE 1995 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 900,000 SHARES

               FOR            AGAINST              ABSTAIN
          -----          -----                -----


4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997

               FOR            AGAINST              ABSTAIN
          -----          -----                -----


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING


    Dated:               , 1997
          ---------------                    --------------------------------
                                                        (Signature)



(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE